UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2014 (August 20, 2014)

MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(804) 887-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On August 20, 2014, Media General, Inc. (the “Company”) entered into Amendment No. 1 to Agreement and Plan of Merger, dated as of March 21, 2014 (the “Amendment”, and such agreement as so amended, the “Merger Agreement”) by and between the Company, LIN Media LLC (“LIN”), Mercury New Holdco, Inc. (“New Holdco”), Mercury Merger Sub 1, Inc. and Mercury Merger Sub 2, Inc. Pursuant to the Amendment, the exchange ratio for the stock election consideration has been reduced to reflect a $110 million reduction in aggregate merger consideration. The aggregate cash election consideration will remain unchanged. Accordingly, under the Merger Agreement as amended, LIN’s stockholders will have the option to elect to receive cash in the amount of $25.97 or 1.4714 shares of New Holdco common stock for each share of LIN common stock owned by them (subject to proration as described in the Merger Agreement).

In connection with the foregoing, the parties agreed to amend certain other provisions of the Merger Agreement to, among other things:

●	revise the scope of the parties’ obligations with respect to Regulatory Actions (as defined in the Merger Agreement), including an agreement by Media General to make specific divestitures;
●

exclude the effect of the non- renewal of LIN’s network affiliation agreement with CBS related to WISH-TV, located in Indianapolis, Indiana, and the related effects therefrom on LIN and certain other matters to be excluded in determining whether certain conditions of closing have been satisfied;

●

provide that the special meeting of stockholders of the Company and of LIN, respectively, each scheduled for August 20, 2014, will be convened as scheduled on August 20, 2014 and adjourned, without conducting any business, to October 6, 2014; and

●

provide that the Company and LIN will prepare, file and mail to their respective stockholders a supplement to the joint proxy statement/prospectus relating to the transactions contemplated by the Merger Agreement filed by the parties with the Securities and Exchange Commission (the “SEC”) on July 24, 2014 (the “Joint Proxy Statement”).

Except as expressly amended or modified by the Amendment, the provisions of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on March 24, 2014, remains in full force and effect as originally executed on March 21, 2014. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

On August 20, 2014, the Company and LIN issued a joint press release announcing that it had entered into the Amendment. A copy of the press release is filed as Exhibit 99.1 hereto, and the information contained therein is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Special Meeting

On August 20, 2014, the Company convened the special meeting of the holders of its voting common stock (the “Special Meeting”), which was called to seek stockholder approval of the proposals described in detail in the Joint Proxy Statement. Prior to conducting any business, the Company adjourned the Special Meeting in order to provide stockholders of the Company additional time to consider the terms of the Amendment. The adjourned meeting is scheduled to be reconvened on October 6, 2014 at 11:00 a.m., local time, at 111 North 4th Street, Richmond, Virginia. Prior to the date of the reconvened Special Meeting, the Company and LIN will file and mail to their respective stockholders a supplement to the Joint Proxy Statement.

The record date for stockholders entitled to notice of, and to vote at the Special Meeting remains July 18, 2014. Valid proxies submitted prior to the August 20, 2014 Special Meeting will continue to be valid for this reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Special Meeting. If a stockholder has previously submitted its proxy card and does not wish to change its vote, no further action is required by such stockholder. If a stockholder would like to vote or change its vote, please refer to the instructions provided in the Joint Proxy Statement, which is available at www.sec.gov.

On August 20, 2014, the Company and LIN issued a joint press release confirming the adjournment of the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto, and the information contained therein is incorporated herein by reference.

Forward Looking Statements

Certain statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Media General or LIN to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “increase,” “forecast” and “guidance” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are based upon then-current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. There can be no assurance that the proposed merger or the proposed purchases and sales will occur as currently contemplated, or at all, or that the expected benefits from the merger will be realized on the timetable currently contemplated, or at all. Additional risks and uncertainties relating to the proposed merger include, but are not limited to, uncertainties as to the satisfaction of closing conditions to the merger, including timing, receipt of, and conditions to obtaining regulatory approvals, timing and receipt of approval by the shareholders of Media General and LIN, the respective parties’ performance of their obligations under the merger agreement, and other factors affecting the execution of the transaction. Other risks that could cause future results to differ from those expressed by the forward-looking statements included in this report include, but are not limited to, Media General’s and LIN’s ability to promptly and effectively integrate the businesses of the two companies, any change in national and regional economic conditions, the competitiveness of political races and voter initiatives, pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets served by Media General and LIN, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events.

A further list and description of important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Media General’s and LIN’s respective Annual Reports on Form 10-K for the year ended December 31, 2013 and Quarterly Reports on Form 10-Q and in the Registration Statement on Form S-4 and the related Joint Proxy Statement relating to the merger, and the included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. Other unknown or unpredictable factors could also have material adverse effects on Media General’s or LIN’s performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this report may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this report. Media General and LIN undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any shareholder of Media General or LIN. In connection with the Merger Agreement as amended, the parties have filed a Registration Statement on Form S-4 (“Form S-4”) that includes the Joint Proxy Statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION ABOUT MEDIA GENERAL, LIN, MERCURY NEW HOLDCO, INC. AND THE MERGER. The Form S-4, including the Joint Proxy Statement, and the supplemental materials (when they become available), and any other documents filed by Media General, Mercury New Holdco, Inc. and LIN with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by Media General may also be obtained for free from Media General’s Investor Relations web site (http://www.mediageneral.com/investor/index.htm) or by directing a request to Media General’s Investor Relations contact, Lou Anne J. Nabhan, Vice President, Corporate Communications, at (804) 887-5120.

Media General and LIN and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Media General or LIN in connection with the merger. Information about Media General’s directors and executive officers is available in the Form S-4 and the Joint Proxy Statement regarding the merger that has been filed with the SEC.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1

Amendment No. 1 to Agreement and Plan of Merger, dated as of August 20, 2014, by and between Media General, Inc., LIN Media LLC, Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc. and Mercury Merger Sub 2, Inc.*

99.1	Joint Press Release of Media General, Inc. and LIN Media LLC dated August 20, 2014

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date August 20, 2014	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Amendment No. 1 to Agreement and Plan of Merger, dated as of August 20, 2014, by and between Media General, Inc., LIN Media LLC, Mercury New Holdco, Inc., Mercury Merger Sub 1, Inc. and Mercury Merger Sub 2, Inc.*

99.1	Joint Press Release of Media General, Inc. and LIN Media LLC dated August 20, 2014

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.